Exhibit 99.2

 Galectin TherapeuticsCorporate OverviewNovember 2025

 Forward-Looking Statements  This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements.These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2025 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, full analysis of the NAVIGATE trial data may not product positive data.Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials.To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2024, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.  2

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH cirrhosis and portal hypertension  Significant efficacy observed in cirrhotic patients without varices  Promising NAVIGATE results at 18 month read out, ≥40% reduction in new varices vs placebo in ITT; significantly lower incidence of new varices in per protocol population  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  3  Investment Highlights

Highly Experienced Leadership Team



JOEL LEWIS
Chief Executive Officer & President

Financial executive with over 25 years of management experience in a taxation, restructuring, acquisition, and private equity ventures.



KHURRAM JAMIL, M.D.
Chief Medical Officer

Have two decades of expereince leading drug development across various stages of clinical trials in the pharmaceutical industry. Led multiple new drug application filings and secured approvals from several regulatory agencies.



JACK W. CALLICUTT
Chief Financial Officer

Over 32 years of public and private company experience including more than a decade of audit, tax and SEC registrant experience with a major accounting firm.



ANDREW VOLOSOV, PH.D.
Senior Director, Clinical Pharmacology and Preclinical Research & Development

Over 20 years of experience in clinical pharmacology, DMPK, and bioanalysis across multiple therapeutic areas.



JESSICA KOPACZEWSKI
Senior Director, Clinical Operations

Over 25 years diverse experience in the pharmaceutical research industry supporting global study operations from site to personnel management.



JIM WILKINS, PH.D.
Head of CMC and Pharmaceutical Development

Over 30 years of experience in CMC and biopharmaceutical development. Previously served as Chief Technology Officer at Sensorin and Director of Technology Assessment at Genentech.



SETH ZUCKERMAN
Senior Director, Biostatistics

Over 28 years of experience working in the pharmaceutical industry in clinical data and trial management with 23 years as statistician.

Galectin Therapeutics

4

 Clinical Program  Development Stage  Drug  Indication  Discovery  Preclinical  Phase 1  Phase 2  Phase 3  Fibrosis  Belapectin  MASH Cirrhosis and Portal Hypertension  Cancer Immunotherapy (Combination therapy)  Belapectin + Keytruda  Melanoma + Head / Neck Cancer  Oral Galectin-3 Inhibitors  Discovery program to identify subcutaneous forms of carbohydrates and oral small molecules  5  Laser-Focused Pipeline

Galectin-3 is a Promising Therapeutic Target in Inflammatory and Fibrotic Diseases[1,2]

Galectin 3 is part of the galectin family of sugar-binding proteins that act as a "molecular glue", it is:

- Predominantly produced by activated macrophages
- Involved in a wide number of biological and pathological processes

Galectin-3 recruits macrophages to injury sites and promotes chronic inflammation by activating proinflammatory pathways

Galectin-3 drives many pathophysiological process in fibrotic diseases and cancer



Inflammation
Migration
Apoptosis
Proliferation
Galectin-3
Adhesion
Differentiation
Angiogenesis
Tumor Growth
Fibrosis
Metastasis

1. Marino KV, et al. *Nat Rev Drug Discov*. 2023;22(4):295-316. 2. Henderson NC, et al. *Proc Natl Acad Sci U S A*. 2006;103(13):5060-5.

Galectin Therapeutics
6

 Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars  Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  7  Belapectin: a Proprietary Galectin-3 Inhibitor with Low Toxicity and Anti-fibrotic Activity

 MASH Cirrhosis  8

MASH Cirrhosis Represents a Significant Market Opportunity in the U.S. with No FDA-Approved Treatment

Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver[1]

3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed[2]

There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:[3]

- Being overweight or obese
- Having hypertension, high cholesterol or high triglyceride levels
- Having type 2 diabetes, insulin resistance or prediabetes

Addressable market in the U.S.


100M
Americans have fatty liver disease (most don't know it)[1]
20M
Develop liver fibrosis[1]
Prevalence increased >2x in the past decade [4]
5M
Progress to MASH cirrhosis[1]
3.3M
MASH cirrhosis and portal hypertension[7]
Only curative treatment is liver transplant[1]
30% of those listed for liver transplant will die waiting[1]
~8.7K
Liver transplantations in the U.S.[5]
MASH cirrhosis is expected to become the most frequent reason for a liver transplant[6]

1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. *Dig Dis Sci.* 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. *Hepatol Commun.* 2022;6(7):1506-1515. 7. Zobair M. Younossi, et al, Prevalence and predictors of cirrhosis and portal hypertension in the United States, American Association for the Study of Liver Disease, DOI: 10.1097/HEP.0000000000001243.

Galectin Therapeutics
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Belapectin is a Novel Therapy with First- and Best-in-Class Potential in MASH Cirrhosis

United States Estimates[1]

5M Patients with compensated MASH cirrhosis in 2024

1.7M Patients with compensated cirrhosis and portal hypertension with no varices in 2024

$18B Peak belapectin sales in U.S.

3rd Party Market Opportunity Assessment Suggests[1]

Potential 35-100% Adoption Rate

Limited current treatment options:

- Cirrhotic management focuses on stabilization and delaying progression
- Management directed towards comorbidities

Highly favorable perception of belapectin indication, MoA and safety by HCPs

Payers believe in the high unmet need in MASH cirrhosis

A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation

Galectin Therapeutics

1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company.

10

 HPVG=hepatic venous pressure gradient.   There are no approved therapies to reverse portal hypertension once it develops in MASH Cirrhosis  11  When to Intervene in Cirrhosis- before its too late!  Compensated   cirrhosis  Decompensated cirrhosis  No Portal Hypertension   Portal Hypertension  Stage 2  Stage 3 and 4  No varices  No varices  Varices, small to large  Varices Bleeding, ascites, encephalopathy  HVPG1 mm Hg   One year mortality 1-3%  One year mortality ~50%  ≥6  >10

Phase 2b Study of Belapectin in Patients with MASH Cirrhosis: GT-026 Trial


Screen
Randomize
(N=162 1:1:1)
Belapectin 8 mg/kg/LBM Q2W (n=54)
Belapectin 2 mg/kg/LBM Q2W (n=53)
Placebo (n=54)
52 Weeks

Main inclusion criteria

- MASH cirrhosis (biopsy)
- Portal Hypertension: HVPG ≥ 6 mmHg
- No cirrhosis complications
- No varices/varices (50:50)

Primary endpoint

- Portal pressure (HPVG) change from baseline to Week 54

Secondary endpoints at Week 54

- Liver biopsy
- Varices (esophago-gastric endoscopy)
- Cirrhosis decompensation

Galectin Therapeutics

HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass.

1. Chalasani N, et al. *Gastroentrol.* 2020;158:1334-45.

12

 13  Belapectin Impact on HPVG at One Year1,*  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  N.S.  N.S.  Baseline  1 year  p=0.02  p=0.44  ITT Population  Subjects with no varices at baseline  Baseline  Baseline  1 year  1 year  Baseline  Baseline  Baseline  1 year  1 year  1 year

 14  Belapectin Reduces Emergence of Varices in Patients with MASH Cirrhosis1,*   Significantly fewer new varices on belapectin vs placebo  No patients on 2 mg/kg/LBM developed new varices  Belapectin demonstrated efficacy on a clinically-meaningful endpoint where no current therapies exist  LBM=lean body mass.  *Chi square  1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  p=0.02  p=0.12  6/33  1/23

 15  NAVIGATE Trial Design  Placebo   n=119  Screen  Belapectin 2 mg/kg/LBM Q2W  n=119  78 Weeks   Belapectin 4 mg/kg/LBM Q2W  n=119  Randomize  (N=357 1:1:1)  Trial Design  Patient Population  MASH cirrhosis based on Liver Forum Recommended Criteria for Clinical Trials1  Diagnosis of Portal Hypertension as per Baveno VI criteria (via non-invasive markers)  No gastroesophageal varices by endoscopy at baseline  Assessment of Varices thru central adjudication of endoscopy videos by multiple blinded reviewers based on standardized protocol.

NAVIGATE Study: Patient Population and Efficacy Endpoints

Key inclusion criteria

MASH cirrhosis

No varices on EGD

CTP Scores <7

Evidence of Portal hypertension:

- Platelet count <150,000/mm^3

Or at least two of the following

- AST/ALT > 1
- Spleen ≥ 14 cm
- Collaterals by imaging
- Stiffness ≥ 20 kPa

Primary endpoint

Development of new varices (composite strategy) in ITT population

Incidence of Varices in per protocol population (Completers)

Secondary endpoint

Hepatic decompensation events

All-cause mortality

Proportion of patients with large varices or red wale sign

Varices requiring treatment

MELD ≥ 15

Liver transplant

Non-invasive biomarkers

Galectin Therapeutics

ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; EGD=Esophagogastroduodenoscopy; MELD=model for end-stage liver disease.
*Intercurrent events include; Liver related clinical events, any AE leading to discontinuation, TIPS Trans-jugular intrahepatic portosystemic shunt; ≥12-month use of GLP-1 or NSBB
ITT- Intent to Treat

16

 17  Key Populations for Assessment of Varices Outcome  ITT population- All randomized subjects minus two subjects who had varices at baseline;  Per-Protocol or completer population- All subjects who completed 18 month of therapy and had an EGD at baseline and 18 months  Subject were required to complete the study even after development of varices unless subject dropped out for other reasons  Composite Primary end point: Any subject who developed esophageal varices or had an intercurrent event or dropouts without an EGD/intercurrent event  Intercurrent events included;   Liver related clinical events,   AE leading to discontinuation  TIPS-Trans-jugular intrahepatic portosystemic shunt   ≥12-month use of GLP-1 or NSBB

 18  NAVIGATE Trial: Baseline Demographics   Baseline Demographics and Clinical Characteristics (N=355)     Placebo (N = 118)  Belapectin 2 mg (N = 119)  Belapectin 4 mg (N = 118)     Mean (Standard Deviation)  Mean (Standard Deviation)  Mean (Standard Deviation)  Age (years)  60.4 (8.50)  60.6 (8.82)  59.0 (9.14)  Gender (female), n  72 (61.0)  75 (63.0)  83 (70.3)  Ethnicity (Hispanic), n  34 (28.8)  39 (32.8)  33 (28.0)  Race (white), n  104 (88.1)  107 (89.9)  111 (94.1)  Weight (kg)  94.2 (21.68)  98.1 (24.30)  94.6 (20.95)  BMI (Kg/m2)  33.82 (6.46)  34.88 (6.68)  34.53 (6.22)  Hypertension  89 (75.4)  89 (74.8)  82 (69.5)  Type 2 Diabetes  80 (67.8)  79 (66.4)  79 (66.9)  HbA1C %  6.4 (1.27)  6.3 (1.13)  6.4 (1.09)  Alanine Aminotransferase (ALT), U/L  46.3 (29.92)  38.9 (26.88)  39.7 (20.22)  Aspartate Aminotransferase (AST), U/L  46.7 (23.52)  41.8 (24.40)  43.6 (21.90)  Platelets (per µL)  130.1 (39.66)  127.6 (48.39)  136.4 (53.62)  Liver Stiffness Measurement (kPa)  24.22 (12.17)  24.63 (13.54)  25.67 (13.19)  Spleen (cm)  13.79 (2.7)  13.97 (2.6)  13.87 (2.4)  MELD Score  7.6 (1.65)  7.9 (2.46)  7.5 (1.55)  Child Pugh Score   5.1 (0.29)  5.1 (0.31)    5.0 (0.18)  Statins (n)  49 (41.5)  55 (46.2)  47 (39.8)  GLP-1 agonist (n)  24 (20.3)  26 (21.8)  27 (22.9)

NAVIGATE 18-Month Primary Analyses Result – ITT Population


ITT Population
Number of subjects with new varices
60
50
40
30
20
10
0
21 (17.8%)
12 (10.1%)
15 (12.7%)
26 (22.0%)
29 (24.4%)
30 (25.4%)
13 (11.0%)
8 (6.7%)
11 (9.3%)
56 (47.5%)
45 (37.8%)
51 (43.2%)
Subjects with new varices
Subjects with intercurrent events (ICE)
Subjects with no EOT EGD & no ICE
Total
n = 118 n = 119 n = 118
p 0.139 p 0.552
Placebo
Belapectin 2mg
Belapectin 4mg

Composite Primary Endpoint, ITT (All Randomized)

Key points

Intent to Treat (ITT) -All randomized subjects

Primary end point composite strategy i.e. new varices and/or intercurrent events or drop out

Intercurrent events (ICEs) include; Liver related clinical events, AE leading to discontinuation, TIPS; ≥12-month use of GLP-1 or NSBB

Overall Target Significance level– 2-sided p value of 0.05; using CMH test, stratified by Type 2 diabetes status at randomization.

19

NAVIGATE: Intercurrent Events breakdown by category


ITT Population
n = 118
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Subject %
15
12.7%
20
16.8%
16
13.6%
5.9
7.0%
5.9
7.0%
4.2
5.0%
8
6.8%
6
5.0%
9
7.6%
GLP-1 Use ≥ 12 Months
Liver Complications
Discontinuation due to AEs
Placebo
2 mg
4 mg
Intercurrent Event Category

Key points

No subject met intercurrent event category for Trans-jugular intrahepatic portosystemic shunt(TIPS) or ≥12-month use of non-selective beta-blocker NSBB

Galectin Therapeutics

6.3% subjects received concomitant NSBB, none for ≥ 12 months

20

 Key points  NAVIGATE: Significantly Lower Incidence of Varices in Completers at 18 months  N = 97  N = 98  N = 95  n = 94   n =97   n = 96   p=0.04  p=0.13  Number of subjects  Subjects with new varices  NAVIGATE 18-month Primary Analyses Result; Per protocol population n= 287  Completer/Per Protocol: All ITT subjects who completed 18 months of treatment with an end of treatment (EOT) EDG  Overall Target Significance level – 2-sided p value of 0.05; using CMH test, stratified by Type 2 diabetes status at randomization.  21

 Key points  NAVIGATE: Incidence of Varices by Size at 18-months  Number of subjects with new varices  Subjects with new varices  New varices at 18 months in Per Protocol Population   Placebo Treatment Group: N = 94  2mg/kg Belapectin Treatment Group: N = 97  4mg/kg Belapectin Treatment Group: N = 96  Varices grade definition  Large > 5 mm in diameter, occupying more than 1/3 of esophageal lumen  Medium >5 mm in diameter, occupying less than 1/3 of esophageal lumen  Small <5 mm in diameter, minimally elevated above esophageal mucosa.  p=0.04  22

Incidence of New Varices was Significantly Lower in Patients in the U.S.

NAVIGATE 18-month; Per protocol population (n=287)


Subjects with New Esophageal Varices in the U.S. vs Ex-U.S.
Subjects with New Esophageal Varices, %
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
21.0
n=13/62
p=0.02
6.7
n=4/60
p=0.2
12.5
n=8/64
U.S. (n=186)
p=0.54
25.0
n=8/32
p=0.35
18.9
n=7/37
15.6
n=5/ 32
Ex-U.S. (n=101)
Placebo
Belapectin 2mg/kg LBM
Belapectin 4mg/kg LBM

23

 24  Use of GLP-1 and Statin was Higher in Patients in the U.S.  24     Treatment Group        Placebo  Belapectin 2mg/kg LBM  Belapectin 4mg/kg LBM  Total  U.S.     (N=62)  (N=60)  (N=64)  (N=186)  Concomitant Use of GLP-1 n (%)  28 (45.2%)  22 (36.7%)  18 (28.1%)  68 (36.6%)  Concomitant Use of NSBBs n (%)  5 (7.9%)  3 (5.0%)  3 (4.6%)  11 (5.9%)  Concomitant Use of Statins n (%)  34 (54.8%)  31 (51.7%)  26 (40.6%)  93 (48.9%)  Concomitant Use of ACE Inhibitors n (%)  15 (23.8%)  17 (28.3%)  18 (27.7%)  50 (26.6%)  EX-U.S.     (N=32)  (N=37)  (N=32)  (N=101)  Concomitant Use of GLP-1 n (%)  5 (15.6%)  8 (21.6%)  12 (37.5%)  25 (24.5%)  Concomitant Use of NSBBs n (%)  2 (6.3%)  2 (5.4%)  3 (9.4%)  7 (6.9%)  Concomitant Use of Statins n (%)  8 (25.0%)  14 (37.8%)  16 (50%)  38 (37.6%)  Concomitant Use of ACE Inhibitors n (%)  4 (12.5%)  12 (32.4%)  11 (34.4%)  28 (27.5%)  Concomitant medication Use U.S. vs Ex- U.S.- Per Protocol

 25  Impact of Concomitant Use of GLP-1 and Statins  Per-Protocol (n = 287)  New Varices at 18 months  ≥ 0.5pt ELF Increase  YES  (n=57)  NO  (n=229)  ≥ 5 kPa LSM Increase  Placebo  2mg/kg LBM  4mg/kg LBM  Total  Yes   18  19  20  57  No  75  78  76  229

 26  Liver Related Outcomes/MACE at 18 months        Belapectin  Placebo  (N = 95)  n (%)  2mg/kg LBM  (N = 97)  n (%)  4mg/kg LBM  (N = 98)  n (%)  Subjects with Composite Clinical Outcomes, n (%)  4 (4.2)  3 (3.1)  7 (7.1)  Varices (Esophageal or Gastric) Requiring Treatment  3 (3.2)  3 (3.1)  3 (3.1)  Variceal Bleed Requiring Hospitalization  0  0  0  Clinically Significant Ascites Requiring Hospitalization  0  0  0  Spontaneous Bacterial Peritonitis  0  0  0  Overt Hepatic Encephalopathy (West Haven Score ≥2 and Requiring Hospitalization)  0  0  1 (1.0)  Liver Transplant  0  0  0  Model End Stage Liver Disease (MELD) Score ≥ 15  0  0  1 (1.0)  MI or Hospitalization for Unstable Angina  0  0  1 (1.0)  Stroke or Transient Ischemic Attack   1 (1.1)  0  1 (1.0)  MACE- major adverse cardiovascular events  Per Protocol population

Lack of Dose Response at Higher Doses of Belapectin in GT-026 were also observed in NAVIGATE trial

- Based on findings from preclinical and clinical trials to date, Belapectin likely demonstrates target-mediated drug disposition (TMDD)
- Once Galectin-3 binding sites within macrophages are saturated, additional drug molecules do not enhance efficacy
- Higher doses may exceed the macrophage-specific uptake mechanisms, resulting in altered drug distribution and clearance
- Higher drug concentrations have been associated with reduced efficacy, as observed in the GT-026 cohort, where subjects receiving 8 mg/kg (with higher AUC) exhibited lower pharmacodynamic (PD) effects.
- Similar PK profile shown by monoclonal antibodies and interferon among other agents.
- 2 mg/kg dose demonstrated consistent and most optimum efficacy response
- Similar PK-PD effects were observed across the GT-026 trial and the NAVIGATE 18-month results



p=0.03
Percent Change in HVPG from baseline to week 54
10
0
-10
+8%
n=54
n=25
-8%
+4%
n=27
PLB
GR8
(<12K AUC)
GR8
(>12K AUC)

Chalasani et al. Gastroenterology 2020; 158: 1334-1345

Galectin Therapeutics Pharmacokinetic-Pharmacodynamic (PK-PD) 27

Reference Guide: Biomarkers and Non-Invasive Scores in MASH Cirrhosis

Biomarker	Target	Biological Process
LSM by VCTE	Measures fibrosis via transient elastography (ultrasound-based)	Non-invasive quantification of liver stiffness reflecting fibrosis severity; used for diagnosis, prognosis, and treatment monitoring
ELF Test	Composite score of three extracellular matrix markers (HA, PIIINP, TIMP-1)	Reflects active fibrogenesis and matrix turnover; prognostic for fibrosis progression and clinical outcomes
PRO-C3	Formation of type III collagen	Marker of **active fibrogenesis** reflecting stellate cell collagen synthesis and matrix deposition
PRO-C4	Formation of type IV collagen	Reflects **basement membrane remodeling** and endothelial-matrix interface turnover in fibrosis
YKL-40	Chitinase-like glycoprotein secreted by macrophages and stellate cells	Marker of **inflammation, macrophage activation, and extracellular matrix remodeling**
AGILE-4	Integrates LSM, Age, Sex, AST/ALT, Platelet, Diabetes status	Diagnostic and prognostic tool in MASH and MASH cirrhosis
Baveno Criteria	Expert consensus criteria to define portal hypertension using LSM and Platelet Count	Risk stratification, treatment decision support

Galectin Therapeutics
28

 29  NAVIGATE: Improvement in LSM - Baseline to 18 monthsFull Analysis Set-FAS  ITT Population (n: 315)  N=97  N=96  Liver Stiffness kPa mean change %   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=102)  (N=107)  (N=106)  Baseline LSM Value (kPA)           Mean (SD)  23.6 (11.44)  25.1 (15.04)  25.8 (12.91)  Median  22.5  21.8  23.6  18-month LSM Value (kPa)           Mean (SD)  22.7 (13.71)  21.1 (12.88)  22.9 (13.40)  Change from Baseline in LSM Value (kPa) @ 18 months           Mean (SD)  -0.6 (11.38)  -2.9 (11.61)  -2.2 (10.54)  % Change from Baseline @ 18 months LSM Value (kPa) *           Mean %  1.8 (47.26)  -6.3 (39.13)  -4.5 (37.30)  * Calculated percentage change for each subject

 NAVIGATE: Improvement in LSM - Baseline to 18 monthsPer-Protocol– Subjects with all available valid LSM  Per-Protocol (Completers n: 234)  N=97  N=96  Liver Stiffness kPa mean change %   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=76)  (N=81)  (N=77)  Baseline LSM Value (kPA)           Mean (SD)  22.6 (10.31)  24.6 (13.71)  25.7 (12.26)  Median  22.4  21.8  23.4  18-month LSM Value (kPa)           Mean (SD)  21.9 (12.54)  21.4 (13.32)  23.4 (13.85)  Change from Baseline in LSM Value (kPa) @ 18 months           Mean (SD)  -0.7 (10.71)  -3.2 (12.05)  -2.4 (10.90)  % Change from Baseline @ 18 months LSM Value (kPa) *           Mean %  1.7 (46.78)  -8.4 (38.33)  -5.0 (38.05)  * Calculated percentage change for each subject  30

 Gawrieh S. et al. JHep 2024:81.600-608  Belapectin  N  Placebo  2mg/kg LBM  4mg/kg LBM  Total  77  84  79  240  31  Fewer Subjects Showed Worsening in Liver Stiffness Measure - LSM (kPa)   FAS with all available data (n = 240)

 32  Fewer Subjects Showed Worsening in Liver Stiffness Measure - LSM (kPa)   Per-Protocol with all LSM (n = 234)  Gawrieh S. et al. JHep 2024:81.600-608  p 0.09  p 0.03  Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  Total  N  76  81  77  234

 33  Belapectin Led to Improvement in Portal Hypertension Risk Category  Full Analysis Set- FAS (n :240)  Probable CSPH LSM ≥20 & platelet <150 or LSM 15-20 & platelet <110; no/low CSPH LSM≤ 15 and platelet≥ 150; Baveno VII Guidelines de Franchis 2022 Jhep  FAS with all available data   Belapectin 2mg/kg LBM  (N:84)  Placebo  (N:77)  Belapectin 4mg/kg LBM  (N:79)

 34  Belapectin Led to Improvement in Portal Hypertension Risk Category in Completer Population  Placebo  (N:76)  Belapectin 2mg/kg LBM  (N:81)  Belapectin 4mg/kg LBM  (N:77)  Per Protocol Population (n :234)  Probable CSPH LSM ≥20 & platelet <150 or LSM 15-20 & platelet <110; no/low CSPH LSM≤ 15 and platelet≥ 150; Baveno VII Guidelines de Franchis 2022 Jhep  PP with all available data

 35  Increase in AGILE-4 score ≥ 20%  Per protocol population n= 287  N = 95  n = 12  n = 9  n = 9  N = 94  N = 97  N = 96  n = 9

 Incidence of Varices at 18 Months by Baseline ELF Categories  Per protocol population (n = 279)   N = 30  N = 25  N = 25  n = 3/18  n   = 3/19  n = 3/17  n = 1/21  n = 3/19  n = 9/50  n = 5/53  n = 6/53  n = 9/21  n = 5/22  n = 4/23     36

Fewer Subjects Progressed to High-Risk ELF Category (ELF ≥13)

Per-Protocol (n=280)



ELF score Category @ 18 month
Number of subjects
40
35
30
25
20
15
10
5
-
29 (32.6%)
30 (31.3%)
34 (35.8%)
5 (5.6%)
2 (2.1%)
3 (3.2%)
17 (19.1%)
21 (21.9%)
21 (22.1%)
LV ELF Score >= 11.3 (Yes), n (%)
LV ELF Score >= 13 (Yes), n (%)
LV ELF Score <= 9.8 (Yes), n (%)
Placebo
2 mg
4 mg

Key points

		Belapectin	
Baseline ELF Value	Placebo	2mg/kg LBM	4mg/kg LBM
N	89	96	95
Mean	10.67	10.54	10.59
SD	1.16	0.96	1.04

ELF Enhanced Liver Fibrosis Score- combined for HA, PIIINP and TIMP-1

ELF: Risk of disease progression. < 9.8 Low risk, ≥11.3 mid risk, highest risk ≥13

Baseline to 18 months Per-Protocol (n=280)

Galectin Therapeutics

Enhanced liver fibrosis (ELF) score predicts hepatic decompensation and mortality. Pearson M, et al JHEP Rep. 2024 Mar 11;6(6):101062.

37

 38  NAVIGATE- Pro-C3 change from Baseline at 78 Weeks  Per Protocol Population (n: 243)  Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=79)  (N=81)  (N=83)  Baseline  Mean  50.19  45.91  43.39  Standard Deviation  38.45  31.58  17.42  Per protocol population with all available Pro-C3 data

 39  NAVIGATE- Pro-C4 change at 18 month  Per Protocol Set (n: 201)  Percentage Change in Pro-C4  (Baseline to Week 78)  n= 61    n= 73   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=61)  (N=73)  (N=67)  Baseline  Mean  8.6  8.6  8.6  Standard Deviation  0.21  0.20  0.23  n= 67

 40  NAVIGATE: Change in Pro-C4 at 18 Month  Full Analysis Population (n :204) | Per Protocol Population (n :201)  n=8  n=2  n=5  n=8  n=2  n=5  Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  Total  N, FAS  63  73  68  204  N, PPP  61  73  67  201

 Percentage Change from Baseline in YKL-40  Full Analysis Set (n = 187)  n=13  n=23  n=23  n=23  n=23  n=19  Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  YKL-40 at Baseline  56.0  68.0  63.0  Mean  5.14  5.02  5.00  Standard Deviation  0.92  0.82  0.78  41

 Percentage Change from Baseline in YKL-40  Per Protocol Set (n = 179)  n=21  n=22  n=19  n=12  n=22  n=22  Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  YKL-40 at Baseline  52.0  65.0  62.0  Mean  5.11  4.95  4.92  Standard Deviation  0.95  0.94  0.74  42

Belapectin consistently reduced Pro-Inflammatory Markers at 18 months

Pro-inflammatory


TNF-alpha
15.00
10.00
5.00
0.00
-5.00
-10.00
Mean Change
12.09
-6.13
0.87
Placebo
Belapectin 2 mg
Belapectin 4 mg
N = 38
SD = 49.83
N = 58
SD = 39.60
N = 47
SD = 11.79


IL-1b
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
-2.00
Mean Change
3.94
-1.43
0.91
Placebo
Belapectin 2 mg
Belapectin 4 mg
N = 38
SD = 19.95
N = 58
SD = 10.65
N = 47
SD = 12.61


IL-6
1.20
1.00
0.80
0.60
0.40
0.20
0.00
-0.20
-0.40
Mean Change
0.61
-0.17
1.03
Placebo
Belapectin 2 mg
Belapectin 4 mg
N = 38
SD = 1.96
N = 58
SD = 1.64
N = 47
SD = 7.78

Anti-inflammatory


IL-10
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Mean Change
Placebo
Belapectin 2 mg
Belapectin 4 mg


MCP-1
2.00
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
Mean Change
1.47
-7.67
-1.93
Placebo
Belapectin 2 mg
Belapectin 4 mg
N = 38
SD = 95.52
N = 58
SD = 84.55
N = 47
SD = 95.80


MIP-1alpha
6.00
4.00
2.00
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-12.00
Mean Change
4.54
2.78
-9.70
Placebo
Belapectin 2 mg
Belapectin 4 mg
N = 38
SD = 12.57
N = 58
SD = 5.60
N = 47
SD = 4.48

FAS population N: 143

Galectin Therapeutics

43

Inflammatory Biomarkers: Role and Function

Biomarker	Primary Cellular Source(s)	Pathophysiologic Role in MASH / Cirrhosis	Fibrosis Association	Expected Modulation with Gal-3 Inhibition
IL-1β (Pro-inflammatory)	Kupffer cells, macrophages, stellate cells	Activates inflammasome, promotes hepatocyte death and HSC activation; initiates inflammatory cascade	↑ Strongly correlated with necroinflammation and fibrosis	↓ **Decrease** — reduced macrophage activation and inflammasome signaling
IL-6 (Pro-inflammatory / regenerative)	Kupffer cells, hepatocytes	Induces acute-phase response and insulin resistance; sustains chronic inflammation	↑ Elevated in progressive MASH and cirrhosis	↓ **Decrease** — attenuation of inflammatory drive and acute-phase signaling
MCP-1 / CCL2 (Pro-inflammatory chemokine)	Kupffer cells, stellate cells, endothelial cells	Recruits monocytes and macrophages; key mediator of macrophage accumulation in fibrotic liver	↑ Strong correlation with fibrosis stage	↓ **Decrease** — reduced monocyte infiltration under Gal-3 blockade
MIP-1α / CCL3 (Pro-inflammatory chemokine)	Macrophages, stellate cells, endothelial cells	Amplifies local cytokine cascade and immune cell recruitment	↑ Elevated in fibrogenic and portal inflammatory zones	↓ **Decrease** — dampened chemokine amplification loop
TNF-α (Pro-inflammatory)	Kupffer cells, infiltrating macrophages, adipocytes	Drives hepatocyte apoptosis, metabolic dysfunction, and stellate cell activation	↑ Strongly associated with inflammation grade and fibrosis severity	↓ **Decrease** — suppression of TNF-α cascade via macrophage deactivation
IL-10 (Anti-inflammatory)	Kupffer cells, regulatory T cells, monocytes	Suppresses TNF-α, IL-1β, IL-6; limits inflammation and fibrosis progression	↓ Often reduced in active MASH; compensatory rise in cirrhosis	↑ **Increase** — restoration of anti-inflammatory signaling balance

Galectin Therapeutics

44

 Subjects Clinical Outcomes or MACE at 18 months  Per Protocol population        Belapectin  Placebo  (N = 95)  n (%)  2mg/kg LBM  (N = 97)  n (%)  4mg/kg LBM  (N = 98)  n (%)  Subjects with Composite Clinical Outcomes, n (%)  4 (4.2)  3 (3.1)  7 (7.1)  Varices (Esophageal or Gastric) Requiring Treatment  3 (3.2)  3 (3.1)  3 (3.1)  Variceal Bleed Requiring Hospitalization  0  0  0  Clinically Significant Ascites Requiring Hospitalization  0  0  0  Spontaneous Bacterial Peritonitis  0  0  0  Overt Hepatic Encephalopathy (West Haven Score ≥2 and Requiring Hospitalization)  0  0  1 (1.0)  Liver Transplant  0  0  0  Model End Stage Liver Disease (MELD) Score ≥ 15  0  0  1 (1.0)  MI or Hospitalization for Unstable Angina  0  0  1 (1.0)  Stroke or Transient Ischemic Attack   1 (1.1)  0  1 (1.0)  MACE- major adverse cardiovascular events  45

 Safety Summary  Discontinuation of the study due to Adverse Events was similar across 3 cohorts:  7 (5.9%) in the Pbo  5 (4.2%) in 2 mg/kg Belapectin  8 (6.7%) in 4 mg/kg Belapectin  One subject in each of the three cohorts discontinued the study due to death  No drug related SAE reported in the entire trial  No Adjudicated Drug-Induced Liver Injury (DILI) Events.  Similar proportion of subjects reported Treatment-Emergent Adverse Events TEAEs across 3 cohorts:  112 (94.9%) in Pbo  116 (97.5%) in 2 mg/kg Belapectin   116 (96.7%) in 4 mg/kg Belapectin  Similar proportion of subjects reported Treatment-Emergent Serious Adverse Events (TESAEs) across 3 cohorts:  23 (19.5%) in Pbo  27 (22.7%) in 2 mg/kg Belapectin   25 (20.8%) in 4 mg/kg Belapectin  Adverse Events  Treatment-Emergent Adverse Events (TEAEs)  Treatment-Emergent Serious Adverse Events (TESAEs)  46

 Assessment of Results  Belapectin 2 mg reduced varices incidence by 43.2% compared to placebo in the overall population(ITT); results were not statistically significant.  In the per-protocol population/completer (18-month treatment + end-of-treatment EGD), the reduction was 48.9%.  Initial sample size assumed 52.5% lower varices incidence with Belapectin vs. placebo.  Per-protocol population definition (18-month treatment + EGD) parallels completer biopsy definition in MASH trials.  U.S. enrolled patient results suggest synergistic benefit with GLP-1 therapy, highlighting Belapectin’s potential as both monotherapy and in combination regimens.  Less worsening in key markers of liver fibrosis marker provide further confidence in reduction in varices endpoint  Belapectin maintained a clean safety profile with low discontinuation rates and no drug-related serious adverse events.  Likely reasons for not achieving statistical significance in ITT;  Fewer recorded varices than expected; mid-study sample size re-estimation based on composite endpoint, not varices.  Shorter treatment duration; primary analysis at 18 months instead of 36 months.  Higher dropout rate (18.3% observed vs. 10% expected), mostly during COVID and first 4 months.  47

 Key Takeaways and Next Steps   NAVIGATE enrolled the most advanced patients of recent MASH trials, requiring both MASH cirrhosis and portal hypertension.  A robust reduction in new varices was observed in both ITT and completer populations after 18 months of treatment.  Non-invasive biomarkers results, including LSM and ELF, aligned with clinical outcomes and provide pharmacodynamic proof of effect.  The 2 mg dose of Belapectin has demonstrated consistent, clinically meaningful effects across multiple trials*.  The unique mechanism of Galectin-3 inhibition positions Belapectin as a differentiated and complementary candidate for MASH cirrhosis therapy.  FDA feedback on NAVIGATE results planned by the year-end.  Partnership opportunities are being actively pursued.  *Chalasani N, et al. Gastroentrol. 2020;158:1334-45  48

 Cancer Immunotherapy Program (Belapectin + checkpoint inhibitor)

 50  Higher Galectin-3 Tumor Levels are Associated with Metastatic Melanoma Progression  **p<0.01, ***p<0.001.  CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.  1. Greisen SR, et al. J Immunother Cancer. 2024;12(10):e009952.  Number of patients with or without progressive disease in hi/lo Galectin-3 expression in metastatic melanoma  number of patients  p=0.3  progression free  Time to progression

Reduced PD-1 Clearance Correlates with Better Survival in Patients with MM and HNSCC

Serum trough levels of pembrolizumab in patients with disease control or progressive disease[1]



CR+PR+SD (n = 12 - 13)
PD (n = 5 - 7)
**
***
Pembro (µg/ml)
80
60
40
20
0
0
20
40
60
80
100
Days elapsed

Increased progression-free survival in patients with higher trough level of pembrolizum[1,*]



P = 0.0010
(Log rank test)
Probability of Survival (%)
100
50
0
Q1Q2 (n = 9)
Q3Q4 (n = 10)
0
200
400
600
800
1000
1200
1400
Days elapsed

Increased trough levels of belapectin and pembrolizumab correlated with better clinical outcome including progression free survival in patients with MM and HNSCC

Galectin Therapeutics

*Patients were grouped based on the trough levels of pembrolizumab at day 43: Q1Q2 (below population mean) and Q3Q4 (above population mean).
**p<0.01, ***p<0.001.
CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.

1. Curti B. *J Immunother Cancer.* 2021;9:e002371.

51

Belapectin in Combination with Pembrolizumab Showed Clinical Efficacy and Safety in Phase 1[1]

Phase 1 (Investigator-Initiated) of belapectin + pembrolizumab (Keytruda®)

- Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients
- Extension in more advanced patients showed stable disease in 56% MM (5/9) and 40% in HNSCC (2/5)
- Combination treatment was well tolerated with no dose-limiting toxicity observed
- Fewer immune adverse events than expected
- Increased baseline expression of $Gal3^{+}$ tumor cells, periphery $PD\text{-}1^{+}CD8^{+}$ T cells and reduced clearance of pembrolizumab correlated with clinical response

IND filed and approval to proceed received from FDA (Head and Neck cancer)

Objective response to belapectin+pembrolizumab therapy at Day 85



100
75
50
25
0
-25
-50
-75
-100
% Change
PR
PR
CR
CR
MM
HNSCC

Galectin Therapeutics

HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma.
1. Curti B. *J Immunother Cancer.* 2021;9:e002371.

52

Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH cirrhosis and portal hypertension  Significant efficacy observed in cirrhotic patients without varices  Promising NAVIGATE results at 18 month read out, ≥40% reduction in new varices vs placebo in ITT; significantly lower incidence of new varices in per protocol population  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  53  Investment Highlights

 Thank You!